Exhibit 1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Dated: August 5, 2021

FLAGSHIP V VENTURELABS RX FUND, L.P.

By:	Flagship Ventures Fund V General Partner LLC
Its:	General Partner

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP VENTURES FUND V, L.P.

By:	Flagship Ventures Fund V General Partner LLC
Its:	General Partner

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP PIONEERING FUND VI, L.P.

By:	Flagship Pioneering Fund VI General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

NUTRITIONAL HEALTH LTP FUND, L.P.

By:	Nutritional Health LTP Fund General Partner LLC
Its:	General Partner

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP PIONEERING SPECIAL OPPORTUNITIES FUND II, L.P.

By:	Flagship Pioneering Special Opportunities Fund II General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

FPN, L.P.

By:	FPN General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

FLAGSHIP VENTURELABS V, LLC

By:	VentureLabs V Manager LLC
Its:	Manager

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

FLAGSHIP VENTURES FUND V GENERAL PARTNER LLC

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP PIONEERING FUND VI GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

FLAGSHIP PIONEERING FUND VI GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

NUTRITIONAL HEALTH LTP FUND GENERAL PARTNER LLC

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP PIONEERING SPECIAL OPPORTUNITIES FUND II GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

FPN GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

VENTURELABS V MANAGER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

FLAGSHIP PIONEERING, INC.

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer, Sole Shareholder & Director

/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.